Exhibit 10.3

                            PRO-PHARMACEUTICALS, INC.

                            2001 STOCK INCENTIVE PLAN

1.        Purposes of the Plan.

          The purposes of this 2001 Stock Incentive Plan of Pro-Pharmaceuticals, Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees, consultants, advisors and outside directors of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company by them upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.        Definitions.

          (a) "Accelerate," "Accelerated," and "Acceleration," (i) when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares and (ii) when used with respect to shares of Common Stock granted pursuant to a Restricted Stock Award, mean that as of the relevant time of reference, such shares shall become free of any reacquisition or repurchase rights in the Company with respect thereto.

          (b) "Acquisition" means

               (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

               (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

          (c) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity. During any period in which there is no Committee or the Committee has disbanded, the Board shall be deemed to be the Committee and references herein to the "Committee" shall mean the Board acting in such capacity.

          (f) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

               (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause
               (A) who were still in office at the time such election or nomination was approved by the Board.

          (g) "Common Stock" means the authorized common stock of the Company.

          (h) "Company" means Pro-Pharmaceuticals, Inc., a Nevada corporation.

          (i) "Eligible Employee" means any person who is, at the time of the grant of an Option or Restricted Stock Award, an employee (including officers and employee directors) of, or a consultant, advisor or outside director to, the Company or any Subsidiary.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

          (k) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

          (l) "Hostile Takeover" means a change in ownership of the Company effected through the following transaction:

               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

               (ii) more than 50% of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

          (m) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder.

          (n) "Nonqualified Stock Option" means a stock option granted hereunder that is not intended to be an Incentive Stock Option.

          (o) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (p) "Participant" means any Eligible Employee selected to receive an Option or Restricted Stock Award pursuant to Section 5 or any Permitted Transferee to whom an Option or Restricted Stock has been transferred in accordance with Section 9(e).

          (q) "Permitted Transferee" means any immediate family member of a person to whom an Option or Restricted Stock Award has been granted pursuant to
Section 5 or a trust maintained exclusively for the benefit of, or partnership of all of the interests which are held by, one or more of such immediate family members.

          (r) "Plan" means this 2001 Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

          (s) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable, except in accordance with Section 9(e) and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance, specified by the Committee, are met.

          (t) "Subsidiary" means any subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) of the Company.

          (u) "Takeover Price" means, with respect to any Option, the greater of
(i) the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

3.        Shares of Common Stock Subject to the Plan.

          (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 2,000,000 shares, all of which may be awards of Incentive Stock Options.

          (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company and shall be issued subject to any and all restrictions on the Company's Common Stock in effect as of the time of the issuance.

          (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in
Section 3(a) and may again be made subject to Options or Restricted Stock
Awards.

4.        Administration of the Plan.

          (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

          (b) The Plan will be administered by the Committee as determined and appointed by the Company's Board of Directors, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. By way of specification and not by way of limitation, the Committee shall determine the Eligible Employees to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and
(iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

          (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.       Grants.

          (a) The Committee shall determine and designate from time to time those Eligible Employees who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

          (b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This limitation will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant.

6.       Terms and Conditions of Stock Options.

          (a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided however, that the purchase price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option. The price at which Common Stock may be purchased by a Participant under a Nonqualified Stock Option may be a nominal amount as determined by the Committee in its complete discretion.

          (b) Each Option shall be exercisable at such time or times, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

          (c) Unless the Committee otherwise determines at the time any Incentive Stock Option is granted or at the time of grant of any Nonqualified Stock Option or thereafter, upon the exercise of an Option, the purchase price will be payable in full in cash.

          (d) For purposes of this Section 6(d), Incentive Stock Options may be granted under the Plan only to Eligible Employees defined as individuals who are, at the time of the grant of the Incentive Stock Option, actual so-called "common law employees" of the Company and not a consultant, advisor, service provider or independent contractor. The aggregate Fair Market Value of the shares with respect to which Incentive Stock Options may become exercisable for the first time in any calendar year shall not exceed the excess, if any, of (i) one hundred thousand dollars ($100,000) over (ii) the aggregate Fair Market Value of the shares which the Eligible Employee, as defined in this Section 6(d), may acquire for the first time in that calendar year pursuant to other incentive stock options (within the meaning of section 422 of the Internal Revenue Code) previously granted, if any, to such Eligible Employee after December 31, 1986, under this Plan or any other plan of the Company, its Subsidiaries and any "parent corporation" (as defined in section 424 of the Internal Revenue Code) of the Company. For purposes of the preceding sentence, the Fair Market Value of shares shall be determined as of the respective dates of grant of the Options under which such shares may be purchased. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or a Subsidiary shall be, and any Options that purport to be Incentive Stock Options but are granted or become exercisable in amounts in excess of those specified in this Section 6(d), shall to the extent of such excess be, Nonqualified Stock Options.

          (e) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

          (f) Subject to the short-swing profit restrictions of the Federal securities laws, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option cancellation and cash distribution.

7.        Terms and Conditions of Restricted Stock Awards.

          (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

               (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated, except to the Company, until the conditions imposed pursuant to subsection (b) of this Section 7 have been met or are removed, unless the Committee determines otherwise in accordance with Section 9(d).

               (ii) The Committee may provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this
               Section 7.

               (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

               (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

          (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award grant. In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

          (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that the Committee may require that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the

Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.        Adjustment Provisions.

          (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Plan. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in
(i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

          (b) Upon the occurrence of a Change in Control of the Company, the Committee shall have discretion to provide for the Acceleration of (i) one or more outstanding Options held by Participants and/or (ii) one of more shares of Common Stock held by Participants as Restricted Stock Awards. Such Acceleration may be conditioned on the subsequent termination of the affected optionee's employment and/or advisory or consulting relationship as the case may be. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the term of such Option.

          (c) In the event of an Acquisition, (i) to the extent that any shares of Common Stock held by Participants as Restricted Stock Awards are then subject to any rights in the Company with respect to the reacquisition or repurchase thereof, such reacquisition or repurchase rights shall be terminated immediately, except to the extent that such reacquisition or repurchase rights are to be assigned to the acquiring entity and (ii) all outstanding Options held by Participants will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for the automatic Acceleration of (i) one or more outstanding Options held by Participants that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) one or more shares held by Participants as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise Accelerate at the time thereof, in the event that the employment and/or consulting relationship, as applicable, of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

          (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

          (e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.       General Provisions.

          (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an employee, consultant or advisor to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, consulting or advisory relationship of any Participant at any time, with or without cause.

          (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

          (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

          (d) Except as set forth in paragraph (f) below, no Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

          (e) The Committee may, upon the grant of a Nonqualified Stock Option or a Restricted Stock Award or by amendment to any written agreement or instrument evidencing such Nonqualified Stock Option or Restricted Stock Award, provide that such Nonqualified Stock Option or Restricted Stock Award be transferable by the person to whom such Nonqualified Stock Option or Restricted Stock Award was granted, without payment of consideration, to a Permitted Transferee of such person; provided, however, that no transfer of a Nonqualified Stock Option or Restricted Stock Award shall be valid unless first approved by the Committee, acting in its sole discretion.

          (f) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Subject to the provisions of Section 6(d), such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee at the date of grant in the case of any Incentive Stock Option or at the date of grant or thereafter in the case of any Nonqualified Stock Option, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10. Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

          (a) The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. Whenever shares of Common Stock are to be issued upon exercise of an Option, the Committee shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) if and to the extent required by law prior to the delivery of any certificate for such shares. With respect to any Nonqualified Stock Option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the Nonqualified Stock Option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

          (b) The Committee may require as a condition to the issuance of shares covered by any Incentive Stock Option that the person exercising such Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of those shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the person making the disposition remit to the Company an amount sufficient to satisfy those requirements.

11.        Amendment and Termination.

          (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification would change the eligibility requirements of the Plan, extend the term of the Plan, increase the number of shares of Common Stock subject to grant as Options or Restricted Stock Awards under the Plan, or is required by applicable law or regulation.

          (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

          (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.


                                       12